Exhibit 99.2

Third Quarter 2010

Supplemental Reporting Package

Table of Contents

Consolidated Statements of Operations	2
Consolidated Balance Sheets	3
Funds from Operations	4
Selected Financial Data	5
Property Overview	6-7
Consolidated Leasing Summary	8
Acquisition and Disposition Summary	9
Development Overview	10
Indebtedness	11
Capitalization and Fixed Charge Coverage	12
Institutional Capital Management Summary	13
Definitions	14-15

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the continuing impact of the economic recession that began in 2007;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as fires, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties

•	presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Third Quarter 2010 Supplemental Reporting Package	Page 1

Consolidated Statements of Operations

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$60,047	$60,451	$176,265	$180,606
Institutional capital management and other fees	734	701	2,096	2,048

Total revenues	60,781	61,152	178,361	182,654

OPERATING EXPENSES:
Rental expenses	8,738	9,107	25,383	25,149
Real estate taxes	9,734	9,310	28,100	26,374
Real estate related depreciation and amortization	28,559	27,582	85,833	80,973
General and administrative	5,772	9,081	17,419	21,003
Impairment losses	—	—	4,556	—

Total operating expenses	52,803	55,080	161,291	153,499

Operating income	7,978	6,072	17,070	29,155

OTHER INCOME AND EXPENSE:
Equity in income (loss) of unconsolidated joint ventures, net	(1,342)	(400)	(2,353)	2,165
Loss on business combinations	—	(10,156)	(395)	(10,156)
Interest expense	(15,493)	(13,487)	(41,481)	(40,094)
Interest and other income	227	353	112	1,254
Income and other taxes	(236)	(470)	(1,056)	(2,024)

Loss from continuing operations	(8,866)	(18,088)	(28,103)	(19,700)
Discontinued operations:
Operating income (loss) and other expenses	(344)	929	(1,291)	1,504
Gain (loss) on dispositions of real estate interests from discontinued operations	(609)	80	(779)	811

Income (loss) from discontinued operations	(953)	1,009	(2,070)	2,315

Loss before gain (loss) on dispositions of real estate interests	(9,819)	(17,079)	(30,173)	(17,385)
Gain (loss) on dispositions of real estate interests	(3)	24	13	61

Consolidated net loss of DCT Industrial Trust Inc.	(9,822)	(17,055)	(30,160)	(17,324)
Net loss attributable to noncontrolling interests	1,142	2,472	3,526	2,574

Net loss attributable to common stockholders	$(8,680)	$(14,583)	$(26,634)	$(14,750)

EARNINGS PER COMMON SHARE - BASIC:
Loss from continuing operations	$(0.04)	$(0.07)	$(0.12)	$(0.09)
Income (loss) from discontinued operations	0.00	0.00	(0.01)	0.01
Gain (loss) on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net loss attributable to common stockholders	$(0.04)	$(0.07)	$(0.13)	$(0.08)

EARNINGS PER COMMON SHARE - DILUTED:
Loss from continuing operations	$(0.04)	$(0.07)	$(0.12)	$(0.09)
Income (loss) from discontinued operations	0.00	0.00	(0.01)	0.01
Gain (loss) on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net loss attributable to common stockholders	$(0.04)	$(0.07)	$(0.13)	$(0.08)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	211,634	204,433	210,285	188,051

Third Quarter 2010 Supplemental Reporting Package	Page 2

Consolidated Balance Sheets

(amounts in thousands)

	September 30, 2010	December 31, 2009
	(unaudited)
ASSETS:
Operating properties	$2,792,176	$2,712,291
Properties under development	88,401	138,698
Properties under redevelopment	25,630	42,048
Pre-development and land held for development	27,606	23,377

Total investment in properties	2,933,813	2,916,414
Less accumulated depreciation and amortization	(508,820)	(451,242)

Net investment in properties	2,424,993	2,465,172
Investment in and advances to unconsolidated joint ventures	108,341	111,238

Net investment in real estate	2,533,334	2,576,410
Cash and cash equivalents	15,043	19,120
Notes receivable	17,361	19,084
Deferred loan costs, net	6,274	4,919
Straight-line rent and other receivables, net	32,679	31,607
Other assets, net	15,215	13,152
Assets held for sale	2,878	—

Total assets	$2,622,784	$2,664,292

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$38,587	$36,261
Distributions payable	16,898	16,527
Tenant prepaids and security deposits	18,807	19,451
Other liabilities	18,568	5,759
Intangible lease liability, net	4,648	5,946
Senior unsecured notes	735,000	625,000
Mortgage notes	417,176	511,715
Liabilities related to assets held for sale	873	—

Total liabilities	1,250,557	1,220,659
Total stockholders’ equity	1,169,100	1,217,635
Noncontrolling interests	203,127	225,998

Total liabilities and equity	$2,622,784	$2,664,292

Third Quarter 2010 Supplemental Reporting Package	Page 3

Funds From Operations

(amounts in thousands, except per share and unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders	$(8,680)	$(14,583)	$(26,634)	$(14,750)
Adjustments:
Real estate related depreciation and amortization	28,742	28,035	86,518	82,478
Equity in (income) loss of unconsolidated joint ventures, net	1,342	400	2,353	(2,165)
Equity in FFO of unconsolidated joint ventures	354	1,730	2,926	9,459
Less: (gain) loss on dispositions of real estate interests and business combinations	(2,058)	9,422	(1,696)	8,654
Gain on dispositions of non-depreciated real estate	6	713	12	826
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,108)	(5,384)	(10,143)	(14,283)
FFO attributable to unitholders	2,030	2,933	6,737	11,756

FFO attributable to common stockholders and unitholders, basic and diluted	18,628	23,266	60,073	81,975

Adjustments:
Impairment losses	2,669	630	7,412	630
Debt modification costs	—	—	1,136	—
Acquisition costs	315	—	523	—
Severance costs	—	2,669	—	2,669

FFO, as adjusted, attributable to common stockholders and unitholders, basic and diluted	$21,612	$26,565	$69,144	$85,274

FFO per common share and unit, basic and diluted	$0.08	$0.10	$0.25	$0.37

FFO, as adjusted, per common share and unit, basic and diluted	$0.09	$0.11	$0.29	$0.39

FFO weighted average common shares and units outstanding:
Common shares for earnings per share - basic	211,634	204,433	210,285	188,051
Participating securities	1,801	1,648	1,678	1,599
Units	25,985	30,880	26,563	31,484

FFO weighted average common shares, participating securities and units outstanding - basic	239,420	236,961	238,526	221,134
Dilutive common stock equivalents	296	356	424	127

FFO weighted average common shares, participating securities and units outstanding - diluted	239,716	237,317	238,950	221,261

Dividends declared per common share	$0.07	$0.07	$0.21	$0.23

Third Quarter 2010 Supplemental Reporting Package	Page 4

Selected Financial Data

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)
NET OPERATING INCOME:(1)
Rental revenues	$60,047	$60,451	$176,265	$180,606
Rental expenses and real estate taxes	(18,472)	(18,417)	(53,483)	(51,523)

Net operating income (2)	$41,575	$42,034	$122,782	$129,083

CONSOLIDATED OPERATING PROPERTIES:(1)
Square feet as of the period end	54,685	52,836	54,685	52,836
Average occupancy	87.0%	88.6%	86.6%	89.3%
Occupancy as of period end	86.9%	88.3%	86.9%	88.3%

SAME STORE OPERATING DATA:(1)
Rental revenues	$56,155	$59,136	$165,272	$176,714
Rental expenses and real estate taxes	(16,991)	(17,882)	(49,151)	(49,691)

Same store net operating income	39,164	41,254	116,121	127,023
Less revenue from lease terminations	(273)	(407)	(320)	(1,851)

Net operating income (excluding revenue from lease terminations)	38,891	40,847	115,801	125,172

Less straight-line rents, net of related bad debt expense	(163)	(473)	(2,493)	(560)
Add back amortization of above/(below) market rents	106	226	483	891

Cash net operating income (excluding revenue from lease terminations)	$38,834	$40,600	$113,791	$125,503

Net operating income growth (excluding revenue from lease terminations)	(4.8%)	—	(7.5%)	—
Cash net operating income growth (excluding revenue from lease terminations)	(4.3%)	—	(9.3%)	—
Square feet in same store population	51,146	51,146	50,540	50,540
Average occupancy	86.3%	88.5%	86.0%	89.1%
Occupancy as of period end	86.1%	88.7%	85.9%	88.6%

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense (3)	$941	$533	$3,838	$1,127
Straight-line rent receivable (balance sheet) (3)	$25,191	$21,246	$25,191	$21,246
Net amortization of above (below) market rents - increase (decrease) to revenue (3)	$90	$(263)	$(239)	$(997)
Capitalized interest	$401	$1,430	$1,803	$4,603
Stock-based compensation amortization	$1,234	$3,226	$3,582	$5,369
Revenue from lease terminations (3)	$253	$408	$570	$1,854
Bad debt expense, excluding bad debt expense related to straight-line rents (3)	$231	$929	$954	$2,175

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and expansions	$4,754	$2,566	$13,046	$11,210
Building and land improvements	4,755	1,345	9,932	3,951
Tenant improvements and leasing costs (including make-ready)	5,776	6,131	13,513	15,155

Total capital expenditures	$15,285	$10,042	$36,491	$30,316

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of net operating income to loss from continuing operations.
(3)	Includes discontinued operations.

Third Quarter 2010 Supplemental Reporting Package	Page 5

Property Overview

As of September 30, 2010

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING PROPERTIES:
Atlanta	51	100.0%	6,514	11.9%	83.1%	$18,207		10.0%
Baltimore/Washington D.C.	14	99.8%	1,833	3.4%	85.1%	7,509		4.2%
Central Pennsylvania	8	100.0%	1,453	2.7%	83.2%	4,984		2.8%
Charlotte	10	100.0%	1,006	1.8%	53.8%	2,124		1.2%
Chicago	15	100.0%	2,869	5.2%	85.0%	8,638		4.8%
Cincinnati	34	100.0%	4,007	7.3%	88.6%	11,783		6.6%
Columbus	14	100.0%	4,301	7.9%	79.8%	9,500		5.3%
Dallas	46	100.0%	4,288	7.8%	87.0%	14,088		7.7%
Denver	1	100.0%	160	0.3%	90.3%	839		0.5%
Houston	40	100.0%	2,911	5.3%	89.3%	13,231		7.4%
Indianapolis	7	100.0%	2,299	4.2%	98.7%	7,126		4.0%
Kansas City	1	100.0%	225	0.4%	100.0%	1,009		0.6%
Louisville	4	100.0%	1,330	2.4%	96.4%	3,909		2.2%
Memphis	11	100.0%	5,218	9.5%	93.5%	12,847		7.1%
Mexico	13	100.0%	1,416	2.6%	93.4%	5,344		3.0%
Miami	5	100.0%	662	1.2%	66.7%	4,110		2.3%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,802		1.0%
Nashville	5	100.0%	2,826	5.2%	100.0%	7,456		4.1%
New Jersey	11	100.0%	1,340	2.5%	66.2%	4,613		2.6%
Northern California	24	100.0%	2,528	4.6%	75.7%	11,811		6.6%
Orlando	13	100.0%	1,134	2.1%	82.3%	4,151		2.3%
Phoenix	13	100.0%	1,472	2.7%	86.5%	4,915		2.7%
San Antonio	15	100.0%	1,349	2.5%	88.7%	3,695		2.1%
Seattle	7	100.0%	1,115	2.0%	96.6%	5,516		3.1%
Southern California	15	100.0%	2,073	3.8%	96.4%	10,502		5.8%

Total/weighted average - operating properties	380	100.0%	54,685	100.0%	86.9%	179,709		100.0%

CONSOLIDATED PROPERTY HELD FOR SALE:
Miami	1	100.0%	65	100.0%	0.0%	N/A		N/A

Total/weighted average for property held for sale	1	100.0%	65	100.0%	0.0%	0		N/A

CONSOLIDATED REDEVELOPMENT PROPERTIES:
Chicago	2	100.0%	508	100.0%	8.4%	N/A		N/A

Total/weighted average for redevelopment properties	2	100.0%	508	100.0%	8.4%	0		N/A

CONSOLIDATED DEVELOPMENT PROPERTIES:
Baltimore/Washington D.C.	3	95.0%	224	13.0%	42.3%	N/A		N/A
Cincinnati	1	100.0%	546	31.6%	0.0%	N/A		N/A
Mexico	2	100.0%	237	13.7%	0.0%	N/A		N/A
Orlando	3	100.0%	259	15.0%	25.4%	N/A		N/A
Southern California	1	100.0%	460	26.7%	69.7%	N/A		N/A

Total/weighted average for development properties	10	99.4%	1,726	100.0%	27.9%	862		N/A

Total/weighted average - consolidated properties	393	100.0%	56,984	N/A	84.3%	$180,571	(3)	N/A

Third Quarter 2010 Supplemental Reporting Package	Page 6

Property Overview

(continued)

As of September 30, 2010

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES:
Southern California Logistics Airport (4)	3	50.0%	759	100.0%	100.0%	$2,561	100.0%

OPERATING PROPERTIES IN FUNDS:
Atlanta	2	17.2%	703	5.1%	100.0%	$1,470	3.1%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	5,048	10.7%
Charlotte	1	4.4%	472	3.3%	100.0%	1,509	3.2%
Chicago	4	18.1%	1,525	10.8%	100.0%	5,905	12.5%
Cincinnati	5	11.9%	1,847	13.1%	96.4%	5,875	12.5%
Columbus	2	6.3%	451	3.2%	71.6%	1,180	2.5%
Dallas	4	16.8%	1,726	12.2%	95.5%	4,435	9.4%
Denver	5	20.0%	773	5.5%	95.5%	3,208	6.8%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,785	3.8%
Kansas City	1	11.4%	180	1.3%	100.0%	364	0.8%
Louisville	5	10.0%	900	6.4%	90.8%	2,679	5.7%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,241	4.8%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,290	4.9%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,789	8.0%
New Jersey	2	10.7%	216	1.5%	83.0%	955	2.0%
Northern California	1	4.4%	396	2.8%	100.0%	1,758	3.7%
Orlando	2	20.0%	696	4.9%	82.7%	2,641	5.6%

Total/weighted average - fund operating properties	45	14.1%	14,101	100.0%	92.7%	$47,132	100.0%

UNCONSOLIDATED DEVELOPMENT PROPERTIES:
Total/weighted average	7	48.4%	3,156	N/A	2.3%	$407	N/A

Total/weighted average - unconsolidated properties	55	21.6%	18,016	N/A	77.2%	$50,100	N/A

OPERATING PROPERTIES ASSET MANAGED ONLY:
Atlanta	1	0.0%	491	100.0%	100.0%	N/A	N/A

SUMMARY:
Total/weighted average - consolidated/unconsolidated operating properties	428	N/A	69,545	92.1%	88.2%	$229,402	N/A
Total/weighted average - consolidated properties held for sale	1	N/A	65	0.1%	0.0%	0	N/A
Total/weighted average - consolidated redevelopment properties	2	N/A	508	0.7%	8.4%	0	N/A
Total/weighted average - consolidated/unconsolidated development properties	17	N/A	4,882	6.5%	11.4%	1,269	N/A
Total/weighted average - asset managed only properties	1	N/A	491	0.6%	100.0%	N/A	N/A

Total/weighted average - all properties	449	N/A	75,491	100.0%	82.7%	$230,671	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants in free rent periods of $9.0 million based on the first month’s cash based rent.
(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

Third Quarter 2010 Supplemental Reporting Package	Page 7

Consolidated Leasing Summary

Leasing Statistics (1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
3RD QUARTER
OPERATING PROPERTIES:
Bulk Distribution	29	1,658	-6.3%	-2.2%	49	$3,780	$2.28
Light Industrial	17	282	-7.6%	-5.6%	38	649	2.30
Service Center	15	101	-1.9%	6.4%	49	752	7.45

Total/Weighted Average	61	2,041	-6.3%	-2.3%	47	$5,181	$2.54

Weighted Average Retention	70.6%

DEVELOPMENT AND REDEVELOPMENT PROPERTIES:
Bulk Distribution	2	341

YEAR TO DATE 2010
OPERATING PROPERTIES:
Bulk Distribution	80	5,618	-7.2%	-9.7%	50	$10,449	$1.86
Light Industrial	53	886	-10.7%	-4.3%	39	1,816	2.05
Service Center	40	225	-4.4%	1.7%	45	1,251	5.56

Total/Weighted Average	173	6,729	-7.6%	-8.7%	49	$13,516	$2.02

Weighted Average Retention	67.1%

DEVELOPMENT AND REDEVELOPMENT PROPERTIES:
Bulk Distribution	13	1,958

Lease Expirations for Consolidated Operating Properties as of September 30, 2010 (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2010 (4)	3,101	$10,611	5.3%
2011	8,560	34,732	17.3%
2012	8,213	34,473	17.2%
2013	8,148	36,621	18.3%
2014	6,363	26,114	13.0%
2015	5,626	23,045	11.5%
Thereafter	7,492	34,736	17.4%

Total occupied	47,503	$200,332	100.0%

Available / leased not occupied	7,182

Total consolidated operating properties	54,685

(1)	Does not include month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent increases.
(4)	Includes month-to-month leases.

Third Quarter 2010 Supplemental Reporting Package	Page 8

Acquisition and Disposition Summary

For the Nine Months Ended September 30, 2010

	Property Name	Description	Market
ACQUISITIONS:

April	400 Kennedy Drive	150,000 sq. ft	New Jersey

May	Land Parcel - 8th and Vineyard consolidated joint venture	19.3 acres	Southern California

July	13560 Colombard Ct	67,000 sq. ft.	Southern California

September	6200 Beckley Ave	323,000 sq. ft.	Baltimore/Washington, D.C.

Total YTD Purchase Price - $32.4 million

DISPOSITIONS:

May	1350 Jamike Drive	15,000 sq. ft	Cincinnati

August	6575 Jimmy Carter Blvd.	196,000 sq ft.	Atlanta

September	4739 W Jefferson	160,000 sq. ft	Phoenix

September	Eden Rock 5	36,000 sq. ft	Nothern California

Total YTD Sales Price - $16.9 million

Third Quarter 2010 Supplemental Reporting Package	Page 9

Development Overview

As of September 30, 2010

Project	Market	Number of Bldgs.	Square Feet	Book Cost (1)	Total Projected Investment	Percentage Leased (2)
			(in thousands)	(in thousands)	(in thousands)
STABILIZED:
Dulles Industrial Phase I - Building D1	Baltimore/Washington	1	64			100%
DCT Port Union 2	Cincinnati	1	294			89%
Deltapoint	Memphis	1	885			100%
Monterrey 7	Mexico	1	117			100%
ADC XI - 8420 Boggy Creek	Orlando	1	70			100%
SCLA Building 13A (unconsolidated)	Southern California	1	296			100%

Total/Weighted Average		6	1,726	$76,788		98%

CONSOLIDATED:
Development projects in lease up
Dulles Industrial Phase I - Buildings A, B and D2	Baltimore/Washington	3	224			58%
DCT Port Union 4	Cincinnati	1	546			0%
Monterrey 6 and 8	Mexico	2	237			54%
ADC North I	Orlando	2	203			40%
Airport Dist Center	Orlando	1	56			45%
Sycamore Canyon A	Southern California	1	460			70%

Total/weighted average		10	1,726	$88,401	$96,413	40%

UNCONSOLIDATED:
Development projects in lease up
SCLA (3)	Southern California	3	1,224	$56,519	$61,726	10%
IDI/DCT, LLC (4)	Chicago, Nashville, Northern	4	1,932	74,514	87,586	0%

Total/weighted average	California, Savannah	7	3,156	131,033	149,312	4%

Total/weighted average development projects in lease up		17	4,882	$219,434	$245,725	17%

DCT proportionate share excluding stabilized (5)			3,292	$152,741	$169,832	22%

DCT proportionate share including stabilized (5)		n/a	4,868	$221,004	$239,569	47%

Projected yield - DCT proportionate share excluding stabilized		6.4%

Projected yield - DCT proportionate share including stabilized		6.5%

(1)

Excludes approximately $27.6 million of land held (127 acres) and capitalized pre-development costs in Baltimore/Washington, Cincinnati, Indianapolis, Orlando, Reno and Southern California. Also excludes 47 acres of land in Atlanta held in an unconsolidated joint venture and 207 acres owned in the unconsolidated joint venture at SCLA which could support the development of approximately 3.5 million square feet based on 40% coverage.

(2)	Includes all signed leases whether or not occupancy has commenced as of November 2, 2010.
(3)

DCT contributed the initial capital outlay required for the development of these assets. After the return of this investment and certain other priority distributions, the cash flows from this venture will be shared 50/50.

(4)	DCT’s ownership percentage is 50%
(5)	Based on share of equity invested, for the purposes of SCLA, this is assumed to be 50% (see note 3 above).

Third Quarter 2010 Supplemental Reporting Package	Page 10

Indebtedness

As of September 30, 2010

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 9/30/2010
SENIOR UNSECURED NOTES:
2011 Notes, variable rate (1)	1.91%	1.91%	June 2011	$200,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	6.52%	6.52%	June 2018	41,500
2021 Notes, fixed rate	6.95%	6.95%	June 2021	77,500

				735,000
MORTGAGE NOTES:
Fixed rate secured debt	5.81%	5.62%	Mar. 2011 - Aug. 2025	389,467
Variable rate secured debt	1.46%	1.46%	October 2011	25,237
Premiums (discounts), net of amortization				2,472

				417,176

Total senior unsecured notes and mortgage notes				1,152,176

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility (2)	3.01%	3.01%	August 2013	—

Total carrying value of debt				$1,152,176

Fixed rate debt	5.99%	5.96%		80%
Variable rate debt	1.86%	1.86%		20%

Weighted average interest rate	5.18%	5.15%		100%
DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT (3)
Operating joint ventures				$31,732
Development joint ventures				60,113

				$91,845

Scheduled Principal Payments of Debt as of September 30, 2010 (excluding premiums)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2010	$—	$2,066	$—	$2,066
2011	250,000	132,728	—	382,728
2012	—	56,986	—	56,986
2013	175,000	42,892	—	217,892
2014	50,000	5,298	—	55,298
2015	40,000	46,853	—	86,853
2016	50,000	4,144	—	54,144
2017	51,000	4,416	—	55,416
2018	41,500	4,398	—	45,898
2019	—	48,886	—	48,886
Thereafter	77,500	66,037	—	143,537

Total	$735,000	$414,704	$—	$1,149,704

(1)	The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime at the Company’s option.
(2)

The Company refinanced its $300 million senior unsecured credit facility in August 2010. The new facility expires on August 19, 2013 and bears interest from 2.1% to 3.1% over LIBOR, or at our election 1.1% to 2.1% over prime, depending on our consolidated leverage, and is subject to an annual facility fee.

(3)	Based on ownership as of September 30, 2010.

Hedges: As of September 30, 2010, we had one forward-starting interest rate swap in place to hedge the variability of cash flows associated with forecasted issuances of debt in 2012. This swap has a notional value of $90 million, a LIBOR based strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012.

Third Quarter 2010 Supplemental Reporting Package	Page 11

Capitalization and Fixed Charge Coverage

(dollar amounts in thousands, except share price)

Capitalization as September 30, 2010

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	213,285	$4.79	$1,021,635
Operating partnership units outstanding	25,951	$4.79	124,304

Total equity market capitalization			1,145,939

Consolidated debt (2)			1,152,176
Proportionate share of debt related to unconsolidated joint ventures			91,845

Total debt			1,244,021

Total market capitalization			$2,389,960

Ratio of total debt to total market capitalization, including proportionate share of debt related to unconsolidated joint ventures			52.0%

Fixed Charge Coverage

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Net loss attributable to common stockholders	$(8,680)	$(14,583)	$(26,634)	$(14,750)
Interest expense (3)	15,516	13,518	41,552	40,244
Proportionate share of interest expense from unconsolidated joint ventures	901	1,094	2,258	3,247
Real estate related depreciation and amortization (3)	28,742	28,035	86,518	82,478
Proportionate share of real estate related depreciation and
amortization from unconsolidated joint ventures	1,454	2,039	4,432	7,009
Income and other taxes (3)	248	472	1,068	2,029
Stock-based compensation amortization	1,234	3,226	3,582	5,369
Noncontrolling interests (3)	(1,142)	(2,473)	(3,526)	(2,574)
Loss on business combinations	—	10,156	395	10,156
Non-FFO gains on dispositions of real estate interests	(2,052)	(21)	(2,079)	(676)
Impairment losses (3)	2,669	630	7,412	630

Adjusted EBITDA	$38,890	$42,093	$114,978	$133,162

CALCULATION OF FIXED CHARGES
Interest expense (3)	$15,516	$13,518	$41,552	$40,244
Capitalized interest	401	1,430	1,803	4,603
Amortization of loan costs and debt premium/discount	(421)	(368)	(988)	(1,036)
Proportionate share of interest expense from unconsolidated joint ventures	901	1,094	2,258	3,247

Total fixed charges	$16,397	$15,674	$44,625	$47,058

Fixed charge coverage	2.4	2.7	2.6	2.8

(1)	Excludes unvested Long-Term Incentive Plan Units of 1.4 million units, unvested Restricted Stock of 0.4 million shares and unvested Phantom Shares of 0.1 million shares.
(2)	Includes amounts related to those assets classified as held for sale.
(3)	Includes amounts related to discontinued operations

Third Quarter 2010 Supplemental Reporting Package	Page 12

Institutional Capital Management Summary

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Nine Months Ended September 30, 2010
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
REVENUES:
Rental revenues	$7,720	$13,085	$6,051	$2,300	$15,866
Other income	—	—	—	—	—

Total revenues	7,720	13,085	6,051	2,300	15,866

EXPENSES:
Rental expenses	615	1,062	481	286	1,692
Real estate taxes	1,121	1,764	938	226	2,120
Depreciation and amortization	3,473	6,346	2,746	1,073	8,379
General and administrative	435	73	21	10	581

Total expenses	5,644	9,245	4,186	1,595	12,772
Interest expense	(4,082)	(5,976)	(2,609)	(702)	—
Taxes	(86)	(30)	(19)	23	(26)

Net income (loss)	$(2,092)	$(2,166)	$(763)	$26	$3,068

Rental revenues	$7,720	$13,085	$6,051	$2,300	$15,866
Rental expenses and real estate taxes	1,736	2,826	1,419	512	3,812

Net operating income	$5,984	$10,259	$4,632	$1,788	$12,054

Data by Fund as of September 30, 2010:	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	89.8%
TRT-DCT JV I	14	3,673	92.6%
TRT-DCT JV II	6	1,925	95.3%
TRT-DCT JV III	5	900	90.8%
JP Morgan Venture	14	4,956	93.7%

Total	45	14,101	92.7%

CONSOLIDATED BALANCE SHEETS

	As of September 30, 2010
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture

Total investment in properties	$125,259		$213,942		$96,212		$31,147		$290,106
Accumulated depreciation and amortization	(22,022)		(33,514)		(14,419)		(3,089)		(35,454)

Net investment in properties	103,237		180,428		81,793		28,058		254,652
Cash and cash equivalents	1,448		1,507		801		390		1,461
Other assets	3,175		4,190		1,796		580		2,740

Total assets	$107,860		$186,125		$84,390		$29,028		$258,853

Other liabilities	$2,280		$4,166		$1,709		$863		$4,019
Secured debt maturities remainder of 2010	—		—		—		—		—
Secured debt maturities 2011	—		—		—		—		—
Secured debt maturities 2012	—		—		—		—		—
Secured debt maturities 2013	—		—		—		—		—
Secured debt maturities through 2014	—		16,041	(2)	39,725	(3)	—		—
Secured debt maturities after 2014	95,500	(1)	117,583	(2)	15,451	(3)	12,143	(4)	—

Total secured debt	$95,500		$133,624		$55,176		$12,143		$—

Total liabilities	97,780		137,790		56,885		13,006		4,019
Members’ capital	10,080		48,335		27,505		16,022		254,834

Total liabilities and members’ capital	$107,860		$186,125		$84,390		$29,028		$258,853

(1)

Debt currently has a stated interest rate of 5.6% and requires interest only payments until 2012 at which time it has a new stated interest rate of 7.6% and becomes fully amortizing through maturity in 2036.

(2)

The Company refinanced its $300 million senior unsecured credit facility in August 2010. Depending on our consolidated leverage ratio, the facility bears interest rates ranging from 2.1% to 3.1% over LIBOR or, at our election, 1.1% to 2.1% over PRIME. The new facility expires on August 19, 2013 and is subject to an annual facility fee.

(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $5.0 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%. $10.5 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$12.1 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

Third Quarter 2010 Supplemental Reporting Package	Page 13

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and noncontrolling interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above/below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT presents cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Contributed Value:

Represents the fair market value of real estate contributed to funds.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, increased for interest capitalized and our proportionate share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses. We believe that FFO excluding severance, acquisition costs and impairment losses, debt modification costs, which are non-routine items, and impairment losses is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results without taking into account the unrelated impairment losses relating to the decrease in value of certain real estate assets and investments in unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution:

Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost:

Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees, as appropriate.

Net Effective Rate:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Third Quarter 2010 Supplemental Reporting Package	Page 14

Definitions

(Continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, impairment, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Consolidated Operating Data
	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation of NOI to loss from continuing operations:	2010	2009	2010	2009
Loss from continuing operations	$(8,866)	$(18,088)	$(28,103)	$(19,700)
Income and other taxes	236	470	1,056	2,024
Interest and other income	(227)	(353)	(112)	(1,254)
Interest expense	15,493	13,487	41,481	40,094
Equity in (income) loss of unconsolidated joint ventures, net	1,342	400	2,353	(2,165)
General and administrative	5,772	9,081	17,419	21,003
Real estate related depreciation and amortization	28,559	27,582	85,833	80,973
Loss on business combinations	—	10,156	395	10,156
Impairment losses	—	—	4,556	—
Institutional capital management and other fees	(734)	(701)	(2,096)	(2,048)

Total net operating income	41,575	42,034	122,782	129,083
Less net operating income - non-same store properties	(2,411)	(780)	(6,661)	(2,060)

Same store net operating income	39,164	41,254	116,121	127,023
Less revenue from lease terminations	(273)	(407)	(320)	(1,851)

Same store net operating income, excluding revenue from lease terminations	38,891	40,847	115,801	125,172
Less straight-line rents, net of related bad debt expense	(163)	(473)	(2,493)	(560)
Add back amortization of above/(below) market rents	106	226	483	891

Same store cash net operating income, excluding revenue from lease terminations	$38,834	$40,600	$113,791	$125,503

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment :

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution and held for sale properties are excluded.

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield – Acquisition:

Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield – Development (Projected):

Calculated as projected stabilized Net Operating Income divided by projected development cost.

Third Quarter 2010 Supplemental Reporting Package	Page 15